united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/21

ITEM 1. REPORTS TO SHAREHOLDERS.

SEMI-ANNUAL REPORT

JAG Large Cap Growth Fund

March 31, 2021

JAG Capital Management LLC

9841 Clayton Road

St. Louis, MO 63124

www.JAGCapitalFunds.com	855-552-4596

March 31, 2021

Semi-Annual Shareholder Letter

Dear Shareholder:

According to data from the Centers for Disease Control (CDC), over 190 million Americans have received at least one dose of the vaccine for COVID-19. The pace of U.S. vaccinations continues to accelerate to a recent number of three million per day. Vaccine administrations are also ramping up globally, albeit varying cadences by region and country. While it is probably too soon to declare a final victory over the pandemic, it appears likely that the U.S. could achieve de facto herd immunity against this virus within the next 90-120 days. This implies that the “post pandemic” era could be upon us as soon as this coming summer or fall. As our clients know, we at JAG work hard every day to unemotionally evaluate the trajectory of the capital markets and economy. But occasionally we make room for simple celebration and appreciation. We think the thrilling prospect of impending scientific victory over COVID-19 is worthy of applause.

Equities have been staging an historic rally for more than a year. In fact, the S&P 500’s 56.4% return in 12 months ended 3/31/2021 ranks in the top 1.6% of rolling 12-month returns since 1926, and the best since 1983 according to reports from FactSet and Morningstar. Most of these gains were achieved well before vaccines had been approved, and despite the surge in cases, hospitalizations, and deaths that occurred last fall. At the time, some investors wondered why the markets seemed disconnected from then-current headlines. But capital markets are discounting mechanisms, and as such they reflect future expectations more than today’s news. This is the historical lesson learned at every extreme point in time throughout human history. To quote the author Dan Carlin, “Sometimes reality can feel like the end is always near, yet human ingenuity and perseverance have always prevailed.” At the depths of the early 2020’s violent bear market, no one knew how lethal the virus would be, how long the pandemic would last, or how policymakers would react. In those early days, there were some reports that the infection fatality rate could be as high as 2%-4%. Thankfully, these estimates proved much too pessimistic.

Investors were also concerned that policymakers would repeat the mistakes of 2008, by failing to address the crisis before too much damage was done to the economy. Contrary to those fears, the COVID-19 crisis spurred the Federal Reserve, Treasury Department, and Congress to quickly implement truly massive and almost unprece-dented fiscal and monetary stimulus. Focusing on only legislative actions, last year’s CARES Act and the recent passage of the American Rescue Plan represent a combined $4 trillion of spending. More is on the way, as the proposed infrastructure spending bill would add another $2 trillion to the mix. Collectively, these actions alone add up to almost $6 trillion, representing more than 27% of U.S. Gross Domestic Product (GDP) of approximately $22 trillion.

According to the old proverb, “necessity is the mother of invention.” Corporations adapted adroitly to pandemic conditions last year and continue to invest heavily in innovation. Recent data from the U.S. Bureau of Economic Analysis and the investment firm Alger, show digital investments by U.S. companies overtook physical investments for the first time ever in 2020. Digital investments in software, research and development, and information processing equipment have grown to more than 53% of total U.S. Business Investment, while physical investments in structures and non-information processing equipment has fallen to less than 47%. Although the trend in favor of digital investments has been in place for years, the pandemic helped spur a substantial and unprecedented inflection point over just the past few quarters. The global lockdowns caused by COVID-19 provided the impetus for politicians, consumers, and companies to invent and adapt faster than ever before, and the resulting innovations stand to benefit the world for years to come.

9841 Clayton Road St. Louis, MO 63124
314.997.1277 jagcapitalfunds.com	2326-NLD-4/21/2021

For the trailing six months ended 3/31/2021, the Fund’s Class A (load waived) and I Shares generated cumulative returns of 11.96% and 12.13%, respectively. This was roughly in line with Russell 1000 Growth Index’s gain of 12.44% and lagged the S&P 500’s six-month return of 19.07%. Although digitally-focused companies have led the markets over the past decade — and shined especially brightly in 2020 — the last six months have seen a shift in market leadership in favor of more cyclical “old economy” stocks. As investors look forward to a global re-opening and the pandemic abates, they have re-priced shares of companies that were more acutely hampered by the physical realities of lockdowns and work-from-home. Thus, we have seen especially strong recent gains in stocks of energy producers, regional banks, travel-related companies, and mall-based retailers. Meanwhile, in contrast to the Fed, the bond market appears increasingly confident in the economic growth outlook, as well as the potential for higher inflation. Ten-year Treasury yields have risen from less than 1% to over 1.7% over the past three months, which has dampened enthusiasm for some of the faster-growing stocks that were the stand-out performers of 2020.

ASML Holding (ASML), Alphabet (GOOGL), and Quanta Services (PWR) delivered strong performance amidst an otherwise uninspiring 1st quarter for our strategy. ASML is a leading global semiconductor equipment company which has earned a virtual monopoly in the market for extreme ultraviolet (EUV) machinery used to etch circuits on to silicon wafers. We see ASML as well-positioned to provide solutions to a chip-hungry global market. GOOGL stands to benefit from a recovery in global advertising spending, and their decision to move away from “cookies” positions them as the thought leader in protecting consumer privacy. We added to our position in PWR last quarter, which we think is likely to benefit from much higher investments in renewable energy infrastructure over the coming several years.

The Trade Desk (TTD) was the portfolio’s worst performer last quarter, as it consolidated some of its 54%+ gain from the 4th quarter of 2020. We trimmed our position late last year to reduce the Fund’s concentration in TTD, and despite the recent correction in the shares, we continue to favor TTD’s longer-term prospects. Their proprietary software automates advertisers’ purchases of digital websites, mobile applications, social media, and connected TVs. TTD’s independent and transparent marketplace provides ad buyers with alternatives to the so-called “walled gardens” of Google and Facebook’s ecosystems. Although these web-based behemoths will continue to dominate online advertising spending, we expect TTD’s overall addressable market for TTD to continue to grow smartly.

We established new positions in several companies earlier this year, including Align Technology (ALGN), Shopify, (SHOP), and Pinterest (PINS). ALGN is the leading provider of clear alignment systems for orthodontic applications for teens and adults. Recent earnings results indicate that the company continues to build on its lead in their served markets, and we think the company’s outlook could continue to improve as the COVID-19 pandemic wanes later in 2021 and into 2022. SHOP provides an extremely compelling and highly scalable e-commerce platform for small and medium-sized businesses. PINS has a strong niche social media following which is focused on sustain-able visual content, versus peers that rely on frequent short-form video or text content. By its very nature, PINS avoids controversial social media content, and their users tend to exhibit high spending intentions. Both factors increase the value of their platform to advertisers.

We expect that ongoing uncertainties regarding tax legislation, fiscal policy, interest rates, central bank signaling, the pandemic, and geopolitical developments will continue to drive short-term volatility within the capital markets as we progress through 2021. In one sense, the daily interplay between emotions, headlines, and asset prices is as old as the markets themselves. But we also believe that it has become amplified and accelerated in recent years. We think growing ubiquity of social media — which adds to the constant background noise of data, information, and opinions bombarding us all — could be contributing to the tendency of many investors to quickly cycle

9841 Clayton Road St. Louis, MO 63124
314.997.1277 jagcapitalfunds.com	2326-NLD-4/21/2021

through waves of pessimism and euphoria. As we have seen in various widely publicized market episodes, including most recently in the spectacular rise and subsequent fall of certain “meme stocks” that are heavily traded on platforms such as Robinhood, emotions rarely increase the quality of investment decisions.

In a very real sense, we view the current noisy and uncertain investment environment as a potential source of long-term excess returns for our portfolio and our clients. Accordingly, while we are cognizant of the many ambiguities and uncertainties that lie ahead, we remain sensibly optimistic in our forward outlook. Valuations in some of the frothiest areas of the equity market such as SPACs (Special Purpose Acquisition Companies) and newly public enterprise software companies have corrected somewhat in recent months but remain quite extended. Although we are long-term believers in blockchain technology and we recognize the potential mainstream utility of certain cryptocurrencies, the fact that there are now more than 4,000 cryptocurrencies in existence makes us wonder if speculative fervor is getting out of hand in this newer segment of the capital markets. In our view, the effect of these potential headwinds could be muted by the run-on effects of massive fiscal stimulus, very strong economic data over the next several quarters, and what we expect will prove to be substantial corporate earnings growth over the next 12-18 months.

We remain hard at work to position clients’ portfolios for long-term success. Our responsibility is to navigate these markets and develop the strongest investment ideas that survive and thrive within this environment.

Best regards,

Norman B. Conley III

Portfolio Manager

*	Past performance is no guarantee of future results. The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. The Russell 1000 Growth Index is an unmanaged, market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index information is intended to show general trends in certain markets, is provided for information purposes only and is not intended to imply that the Fund is similar in composition or element of risk and should not be used as a comparison to the Fund’s performance due to different investment attributes such as security composition, volatility, liquidity, and market capitalization. The indices are not investable, have no expenses, reflect the reinvestment of dividends and distributions, and do not reflect the investment strategy of the Fund.

9841 Clayton Road St. Louis, MO 63124
314.997.1277 jagcapitalfunds.com	2326-NLD-4/21/2021

JAG Large Cap Growth Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2021

Average Annual Total Return through March 31, 2021,* as compared to its benchmarks:

	6 Month Return	1 Year Return	3 Year Return	5 Year Return	Since Inception(a)	Since Inception(b)
Class A	11.96%	60.29%	17.64%	19.69%	16.31%	N/A
Class A with 5.75% load	5.55%	51.11%	15.35%	18.27%	15.57%	N/A
Class I	12.13%	60.67%	17.96%	19.98%	16.59%	N/A
Class R	12.30%	61.30%	N/A	N/A	N/A	29.49%
Russell 1000 Growth Total Return Index(c)	12.44%	62.74%	22.80%	21.05%	18.51%	29.75%
S&P 500 Total Return Index (d)	19.07%	56.35%	16.78%	16.29%	15.57%	21.16%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Manager and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds, expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.50%, 1.25% and 0.90% of the Fund’s average daily net assets through January 31, 2022, for Class A, Class I and Class R shares, respectively. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within three fiscal years after the fees have been waived or reimbursed, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of waiver or reimbursement and the expense limitation in effect at that time. Without these waivers, the Fund’s total annual operating expenses would have been 1.58%, 1.33% and 0.98% for the JAG Large Cap Growth Fund’s Class A, Class I and Class R shares, per the latest prospectus, respectively. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75% and a maximum deferred sales charge of 1.00%. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-552-4596.

(a)	JAG Large Cap Growth Fund Class A and Class I commenced operations on December 22, 2011.

(b)	JAG Large Cap Growth Fund Class R commenced operations on February 3, 2020.

(c)	The Russell 1000 Growth Total Return Index represents an unmanaged portfolio of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index or benchmark.

(d)	The S&P 500 Total Return Index is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark.

Top 10 Holdings by Industry	% of Net Assets
Semiconductors	15.5%
Software	14.8%
Internet Media & Services	12.7%
Technology Services	11.5%
Medical Equipment & Devices	9.4%
E-Commerce Discretionary	4.8%
Entertainment Content	4.0%
Technology Hardware	3.4%
Healthcare Facilities & Services	3.4%
Leisure Facilities & Services	2.9%
Other / Cash & Cash Equivalents	17.6%
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

JAG Large Cap Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2021

Shares		Fair Value

	COMMON STOCKS - 99.4%
	ADVERTISING & MARKETING - 2.8%
2,672	Trade Desk, Inc.*	$1,741,236

	COMMERCIAL SUPPORT SERVICES - 2.8%
5,227	Cintas Corporation	1,784,027

	E-COMMERCE DISCRETIONARY - 4.8%
964	Amazon.com, Inc.*	2,982,693

	ENGINEERING & CONSTRUCTION - 2.7%
18,923	Quanta Services, Inc.	1,664,846

	ENTERTAINMENT CONTENT - 4.0%
26,958	Activision Blizzard, Inc.	2,507,094

	HEALTH CARE FACILITIES & SERVICES - 3.4%
3,470	Anthem, Inc.	1,245,557
4,806	Teledoc Health, Inc.*	873,491
		2,119,048
	INSURANCE - 1.5%
5,873	Chubb Ltd.	927,758

	INTERNET MEDIA & SERVICES - 12.7%
1,498	Alphabet, Inc.*	3,089,655
6,949	IAC/InterActive Corporation*	1,503,138
13,275	Pintrest, Inc. *	982,748
5,881	Roku, Inc.*	1,915,853
400	Shopify, Inc. *	442,600
		7,933,994
	LEISURE FACILITIES & SERVICES - 2.9%
1,280	Chipotle Mexican Grill, Inc. *	1,818,650

	MEDICAL EQUIPMENT & DEVICES - 9.4%
1,000	Align Technology, Inc. *	541,530
7,953	Insulet Corporation*	2,075,097
2,775	Intuitive Surgical, Inc.*	2,050,559
2,658	Thermo Fisher Scientific, Inc.	1,213,058
		5,880,244
	METALS & MINING - 1.2%
12,275	Newmont Corporation	739,814

	RETAIL - DISCRETIONARY - 1.9%
3,864	Lululemon Athletica, Inc.*	1,185,127

	SEMICONDUCTORS - 15.5%
13,078	Advanced Micro Devices, Inc. *	1,026,623
4,909	ASML Holding NV	3,030,620
5,604	Monolithic Power Systems, Inc.	1,979,389
4,537	NVIDIA Corporation	2,422,440
9,343	QUALCOMM, Inc.	1,238,788
		9,697,860
	SOFTWARE - 14.8%
5,071	Adobe, Inc.*	2,410,601
3,495	Autodesk, Inc. *	968,639
20,551	Cloudflare, Inc. *	1,443,913
22,152	Dynatrace, Inc. *	1,068,613
14,409	Microsoft Corporation	3,397,210
		9,288,976

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

March 31, 2021

Shares		Fair Value

	COMMON STOCKS (Continued) - 99.4%
	TECHNOLOGY HARDWARE - 3.4%
17,688	Apple, Inc.	$2,160,589

	TECHNOLOGY SERVICES - 11.5%
2,570	EPAM Systems, Inc. *	1,019,493
1,547	MarketAxess Holdings, Inc.	770,282
6,740	Mastercard, Inc.	2,399,777
12,275	PayPal Holdings, Inc.*	2,980,861
		7,170,413
	TRANSPORTATION & LOGISTICS - 1.8%
4,806	Old Dominion Freight Line, Inc.	1,155,411

	WHOLESALE - DISCRETIONARY- 2.3%
13,078	Copart, Inc.*	1,420,402

	TOTAL COMMON STOCKS (Cost $44,561,224)	62,178,182

	TOTAL INVESTMENTS - 99.4% (Cost $44,561,224)	$62,178,182
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%	404,827
	TOTAL NET ASSETS - 100.0%	$62,583,009

*	Non-Income producing security.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

March 31, 2021

ASSETS
Investment securities:
At cost	$44,561,224
At fair value	$62,178,182
Cash and cash equivalents	402,057
Receivable for Fund shares sold	7,952
Dividends and interest receivable	7,950
Prepaid expenses	38,009
TOTAL ASSETS	62,634,150

LIABILITIES
Payable for Fund shares redeemed	1,029
Investment management fees payable	33,617
Distribution (12b-1) fees payable	4,030
Payable to related parties	8,384
Accrued expenses and other liabilities	4,081
TOTAL LIABILITIES	51,141
NET ASSETS	$62,583,009

Composition of Net Assets:
Paid in capital	$38,931,030
Accumulated earnings	23,651,979
NET ASSETS	$62,583,009

Net Asset Value Per Share:
Class A Shares:
Net Assets	$348,407
Shares of beneficial interest outstanding (a)	17,054
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$20.43
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$21.68

Class I Shares:
Net Assets	$52,342,721
Shares of beneficial interest outstanding (a)	2,470,123
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$21.19

Class R Shares:
Net Assets	$9,891,881
Shares of beneficial interest outstanding (a)	464,783
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$21.28

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2021

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $1,817)	$125,029
Interest	72
TOTAL INVESTMENT INCOME	125,101

EXPENSES
Investment management fees	256,137
Distribution (12b-1) fees:
Class A	1,538
Administration fees	56,799
Management services fees	32,384
Registration fees	22,750
Shareholder service fees	16,068
Compliance officer fees	10,360
Audit fees	8,232
Legal fees	7,994
Trustees fees and expenses	6,103
Printing and postage expenses	4,432
Custody overdraft fees	2,610
Custodian fees	2,412
Insurance expense	910
Other expenses	1,739
TOTAL EXPENSES	430,468

Less: Fees waived by the Manager	(43,610)
NET EXPENSES	386,858

NET INVESTMENT LOSS	(261,757)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from:
Investments and foreign currency transactions	7,308,985
Net realized gain	7,308,985
Net change in unrealized appreciation (depreciation) on:
Investments	442,216
Foreign currency transactions	(2,781)
Net change in unrealized appreciation	439,435

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	7,748,420

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,486,663

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	March 31, 2021	September 30, 2020
FROM OPERATIONS	(Unaudited)
Net investment loss	$(261,757)	$(392,444)
Net realized gain from investments and foreign currency transactions	7,308,985	10,532,578

Net change in unrealized appreciation on investments and foreign currency transactions	439,435	6,630,069
Net increase (decrease) in net assets resulting from operations	7,486,663	16,770,203

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class A	(120,291)	(221,331)
Class I	(6,622,063)	(5,028,686)
Class R *	(1,194,396)	—
Net decrease in net assets from distributions to shareholders	(7,936,750)	(5,250,017)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	5,225	321,835
Class I	3,956,863	10,196,502
Class R *	822,516	7,848,544
Net asset value of shares issued in reinvestment of distributions:
Class A	70,358	91,663
Class I	3,367,966	3,627,866
Class R *	1,194,396	—
Payments for shares redeemed:
Class A	(1,988,043)	(1,275,497)
Class I	(5,516,083)	(31,820,203)
Class R *	(1,233,523)	(227,172)
Net increase (decrease) in net assets from shares of beneficial interest	679,675	(11,236,462)

TOTAL INCREASE IN NET ASSETS	229,588	283,724

NET ASSETS
Beginning of Period	62,353,421	62,069,697
End of Period	$62,583,009	$62,353,421

*	Class R commenced operations on February 3, 2020.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)(Continued)

	For the	For the
	Six Months Ended	Year Ended
	March 31, 2021	September 30, 2020
SHARE ACTIVITY	(Unaudited)
Class A:
Shares Sold	249	17,932
Shares Reinvested	3,442	5,545
Shares Redeemed	(93,052)	(65,751)
Net decrease in shares of beneficial interest outstanding	(89,360)	(42,274)

Class I:
Shares Sold	179,705	577,637
Shares Reinvested	159,016	213,278
Shares Redeemed	(253,209)	(1,783,798)
Net increase (decrease) in shares of beneficial interest outstanding	85,513	(992,883)

Class R: *
Shares Sold	37,341	438,339
Shares Redeemed	(56,076)	(11,028)
Net increase in shares of beneficial interest outstanding	37,472	427,311

*	Class R commenced operations on February 3, 2020.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class A

	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,		September 30,	September 30,	September 30,	September 30,	September 30,
	2021		2020	2019	2018	2017	2016
	(Unaudited)
Net asset value, beginning of period	$20.73		$17.17	$20.94	$19.15	$16.16	$15.06
Income (loss) from investment operations:
Net investment loss (3)	(0.11)		(0.16)	(0.08) (4)	(0.18)	(0.14)	(0.11)
Net realized and unrealized gain (loss) on investments	2.60		5.24	(1.44)	4.67	4.04	1.90
Total from investment operations	2.48		5.08	(1.52)	4.49	3.90	1.79
Less distributions from:
Net realized gains	(2.78)		(1.52)	(2.25)	(2.70)	(0.91)	(0.69)
Total distributions	(2.78)		(1.52)	(2.25)	(2.70)	(0.91)	(0.69)
Net asset value, end of period	$20.43		$20.73	$17.17	$20.94	$19.15	$16.16
Total return (1)	11.96	% (9)	31.81%	(5.74%)	26.17%	25.66%	12.15%
Net assets, at end of period (000s)	$348		$2,206	$2,553	$2,803	$1,953	$2,348
Ratio of gross expenses to average net assets (2)(5)(7)	1.59	% (8)	1.67%	1.73%	1.75%	1.80%	1.71%
Ratio of net expenses to average net assets (5)(7)	1.51	% (8)	1.51%	1.50%	1.51%	1.50%	1.50%
Ratio of net investment loss to average net assets (5)(6)(7)	(1.12	%) (8)	(0.91%)	(0.48%)	(0.97%)	(0.87%)	(0.71%)
Portfolio Turnover Rate	29	% (9)	113%	129%	125%	125%	149%

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(4)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended September 30, 2019, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Excluding interest expense, the following ratios would have been:

	March 31, 2021	September 30, 2020	September 30, 2019
Gross expenses to average net assets	1.58%	1.66%	1.74%
Net expenses to average net assets	1.50%	1.50%	1.50%
Net investment loss to average net assets	(1.11)%	(0.90)%	(0.48)%

(8)	Annualized.

(9)	Not annualized.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class I

	Six Months Ended		Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	March 31,		September 30,	September 30,	September 30,		September 30,		September 30,
	2021		2020	2019	2018		2017		2016
	(Unaudited)
Net asset value, beginning of period	$21.38		$17.62	$21.37	$19.45		$16.36		$15.20
Income (loss) from investment operations:
Net investment loss (3)	(0.09)		(0.12)	(0.04)	(0.14)		(0.11)		(0.06)
Net realized and unrealized gain (loss) on investments	2.69		5.40	(1.46)	4.76		4.11		1.91
Total from investment operations	2.59		5.28	(1.50)	4.62		4.00		1.85
Less distributions from:
Net realized gains	(2.78)		(1.52)	(2.25)	(2.70)		(0.91)		(0.69)
Total distributions	(2.78)		(1.52)	(2.25)	(2.70)		(0.91)		(0.69)
Net asset value, end of period	$21.19		$21.38	$17.62	$21.37		$19.45		$16.36
Total return (1)	12.13	% (9)	32.15%	(5.51)%	26.46	% (6)	25.97	% (6)	12.45%
Net assets, at end of period (000s)	$52,343		$50,990	$59,517	$64,570		$54,670		$44,001
Ratio of gross expenses to average net assets (2)(4)(7)	1.34	% (8)	1.42%	1.48%	1.50%		1.55%		1.46%
Ratio of net expenses to average net assets (4)(7)	1.26	% (8)	1.26%	1.25%	1.26%		1.25%		1.25%
Ratio of net investment loss to average net assets (4)(5)(7)	(0.87	%) (8)	(0.66%)	(0.20%)	(0.73%)		(0.64%)		(0.42%)
Portfolio Turnover Rate	29	% (9)	113%	129%	125%		125%		149%

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Excluding interest expense, the following ratios would have been:

	March 31, 2021	September 30, 2020	September 30, 2019
Gross expenses to average net assets	1.33%	1.41%	1.49%
Net expenses to average net assets	1.25%	1.25%	1.25%
Net investment loss to average net assets	(0.86)%	(0.65)%	(0.20)%

(8)	Annualized.

(9)	Not annualized.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class R

	Six Months Ended		Period Ended
	March 31,		September 30,
	2021		2020 (1)
	(Unaudited)
Net asset value, beginning of period	$21.43		$17.85
Income (loss) from investment operations:
Net investment loss (4)	(0.06)		(0.04)
Net realized and unrealized gain on investments	2.69		3.62
Total from investment operations	2.63		3.58
Less distributions from:
Net realized gains	(2.78)		—
Total distributions	(2.78)		—
Net asset value, end of period	$21.28		$21.43
Total return (2)(9)	12.30	% (9)	20.06	% (9)
Net assets, at end of period (000s)	$9,892		$9,158
Ratio of gross expenses to average net assets (3)(5)(7)(8)	0.99%		1.07%
Ratio of net expenses to average net assets (5)(7)(8)	0.91%		0.91%
Ratio of net investment loss to average net assets (5)(6)(7)(8)	(0.52%)		(0.31%)
Portfolio Turnover Rate (9)	29%		113%

(1)	JAG Large Cap Growth Fund Class R commenced operations on February 3, 2020.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Excluding interest expense, the following ratios would have been:

	March 31, 2021	September 30, 2020
Gross expenses to average net assets	0.98%	1.06%
Net expenses to average net assets	0.90%	0.90%
Net investment loss to average net assets	(0.51)%	(0.30)%

(8)	Annualized.

(9)	Not Annualized.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2021

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-nine series. These financial statements include the following series: JAG Large Cap Growth Fund (the “Fund”). The Fund is a separate diversified series of the Trust. JAG Capital Management LLC (the “Manager”), acts as manager to the Fund. The JAG Large Cap Growth Fund (Class A and Class I) commenced operations on December 22, 2011. Class R shares commenced operations on February 3, 2020. The Fund’s investment objective is capital appreciation.

The Fund currently offers three classes of shares: Class A, Class I and Class R shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Fund which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services - Investment Companies, including FASB Accounting Standards Update ASU (“ASU”) 2013-08.

a)       Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange traded fund purchased by the Fund will not change. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the manager does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2021

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of March 31, 2021, for the Fund’s assets and liabilities measured at fair value:

Assets

Security
Classifications (a)	Level 1	Level 2	Level 3	Totals
Common Stocks	$62,178,182	$—	$—	$62,178,182
Total	$62,178,182	$—	$—	$62,178,182

(a)	As of and during the period ended March 31, 2021, the Fund held no securities that were considered to be “Level 3” securities. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

b)       Federal Income Tax – The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the period ended March 31, 2021, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of March 31, 2021, the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2018 – September 30, 2020, or expected to be taken in the Fund’s September 30, 2021 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. federal, Ohio, and foreign jurisdictions. No examination of the Fund’s tax returns is presently in progress.

c)       Distribution to Shareholders – Distributions of net investment income and capital gains to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date and distributed on an annual basis.

d)       Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2021

Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

e)       Other – Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on debt securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f)       Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

g)       Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

h)       Sales Charges (loads) – A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the six months ended March 31, 2021, there were no CDSC fees paid.

i)       Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Realized and unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

j)       Cash and cash equivalents – The Fund considers its investment in an Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

(2)	INVESTMENT TRANSACTIONS

For the six months ended March 31, 2021, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$17,884,144	$24,957,422

(3)	INVESTMENT MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

JAG Capital Management LLC acts as investment manager to the Fund pursuant to the terms of a management agreement (the “Management Agreement”) with the Trust on behalf of the Fund and pursuant to an interim advisory agreement (collectively “Management Agreements”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager provides the Fund with

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2021

investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 0.80% of average net, such fee to be computed daily based upon daily net assets of the Fund. The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the six months ended March 31, 2021, management fees of $256,137 were incurred by the Fund, before the waiver and reimbursement described below.

The Manager and the Trust, with respect to the Fund, have entered into an expense limitation agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage commissions; leverage interest, dividends on securities sold short; taxes; costs of investing in underlying funds; expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.50%, 1.25% and 0.90% for Classes A, I and R, respectively, of the Fund’s average daily net assets through January 31, 2022 (the “Expense Limitation Agreement”). Each waiver or reimbursement by the Manager is subject to recoupment within three years after the fees have been waived or reimbursed, if such recoupment may be achieved without exceeding the lesser of the expense limitation in place at the time of waiver or reimbursement and the expense limitation in effect at that time.

For the six months ended March 31, 2021, the Manager waived management fees in the amount of $43,610. As of March 31, 2021, the Manager may recapture $144,389 before September 30, 2021, $140,380 before September 30, 2022 and $105,524 before September 30, 2023, subject to the terms of the Expense Limitation Agreement.

The Trust has entered into a management services agreement (the “Management Service Agreement”) with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $ 50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the six months ended March 31, 2021, the Fund incurred $32,834 for such fees.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Fund. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

A Trustee and Officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC (“Alphacentric”), and Catalyst Capital Advisors LLC (“Catalyst”) and each serve as an investment advisor to other series of the Trust, and is not paid any fees directly by the Trust for serving in such capacities.

Gemini Fund Services, LLC (“GFS” ) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain Officers of the Trust are also employees of GFS and are not paid any fees directly by the Fund for serving in such capacity.

Pursuant to the Management Services Agreement, MFund provides chief compliance officer services to the Fund. For these services, the Fund pays MFund an annual base fee plus an annual asset -based fee based upon net assets. In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. For the six months ended March 31, 2021, the Fund incurred $10,360 for such fees.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2021

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares, based on average daily net assets of the class. Class A shares are currently paying 0.25% per annum of 12b -1 fees. The Trust has not adopted a plan for Class I and Class R shares. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse the Distributor and the Manager for distribution related expenses.

For the six months ended March 31, 2021, the Distributor received $105 in underwriter commissions from the sale of Class A shares of the JAG Large Cap Growth Fund.

(4)	TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $ 44,569,220 for the JAG Large Cap Growth Fund and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$18,361,167
Unrealized depreciation:	(752,205)
Net unrealized appreciation:	$17,608,962

The tax character of fund distributions paid for the year ended September 30, 2020 and September 30, 2019 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2020	September 30, 2019
Ordinary Income	$—	$537,631
Long-Term Capital Gain	7,144,426	6,730,622
	$7,144,426	$7,268,253

Tax equalization allows a Fund to treat as distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable and net capital gains. The Fund utilized equalization in the amount of $1,894,409 which resulted in a difference between tax distributions and book distributions as disclosed on the Statements of Changes for the period ended September 30, 2020. Net investment income and net realized gains(losses), as disclosed on the Statements of Operations and net assets were not affected by these reclassifications.

As of September 30, 2020, the components of accumulated earnings on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings
$109,354	$7,122,563	$(299,378)	$—	$—	$17,169,527	$24,102,066

The difference between book basis and tax basis accumulated net realized gain and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

The unrealized appreciation in the table above includes unrealized foreign currency gains of $2,781.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $299,378.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2021

Permanent book and tax differences, primarily attributable to the tax treatment of equalization credits, resulted in reclassification for the year ended September 30, 2020 as follows:

Paid In	Accumulated
Capital	Earnings (Losses)
$1,894,409	$(1,894,409)

(5)	BENEFICIAL OWNERSHIP

The beneficial ownership either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2021, the shareholders listed below held more than 25% of the individual Fund and may be deemed to control that Fund.

Owner
NFS LLC (1)	35%
Pershing, LLC(1)	29%

(1)	These owners are comprised of multiple investors and accounts.

(6)	SECTOR CONCENTRATION RISK

Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

(7)	SUBSEQUENT EVENTS

Subsequent events occurring after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

JAG Large Cap Growth Fund
Additional Information (Unaudited)
March 31, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategies and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the six months ended March 31, 2021, the Board and the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and they determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

JAG Large Cap Growth Fund
EXPENSE EXAMPLES (Unaudited)
March 31, 2021

As a shareholder of the JAG Large Cap Growth Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the JAG Large Cap Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 through March 31, 2021.

Actual Expenses

The “Actual” table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on the JAG Large Cap Growth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	10/1/20	3/31/21	10/1/20 – 3/31/21	10/1/20 – 3/31/21
Class A	$1,000.00	$1,119.60	$7.93	1.50%
Class I	1,000.00	1,121.30	6.61	1.25%
Class R	1,000.00	1,123.00	4.76	0.90%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	10/1/20	3/31/21	10/1/20 – 3/31/21	10/1/20 – 3/31/21
Class A	$1,000.00	$1,017.45	$7.54	1.50%
Class I	1,000.00	1,018.70	6.29	1.25%
Class R	1,000.00	1,020.44	4.53	0.90%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

**	Annualized.

JAG Large Cap Growth Fund
Additional Information (Unaudited)
March 31, 2021

Proxy Voting Policy and Portfolio Holdings

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

Placeholder for Trustee Table

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Mutual Fund Series Trust
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

MANAGER
JAG Capital Management LLC
9841 Clayton Road
St. Louis, MO 63124

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

TRANSFER AGENT
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

DISTRIBUTOR
Northern Lights Distributors, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
151 N. Franklin St.,
Suite 575
Chicago, IL 60606

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
U.S. Bank
1555 N. Rivercenter Dr.
Milwaukee, WI 53212

JAG-SAR21

(b) Not applicable

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holder. None.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

ITEM 13. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President,
Date: June 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: June 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: June 8, 2021